UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 17, 2019
(Date of earliest event reported)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South
Seattle, Washington 98104-7800
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07	Submission of Matters to a Vote of Security Holders
SIGNATURES

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Section 5 -	Corporate Governance and Management
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On May 17, 2019, Jeanne M. Hillman elected to retire from her role as Vice President and Chief Accounting Officer of Weyerhaeuser Company. Ms. Hillman will continue overseeing a technology project until her retirement from the company in March of 2020.
(c) David M. Wold, 37, has been appointed as Vice President and Chief Accounting Officer effective May 17, 2019. Mr. Wold joined Weyerhaeuser in November 2013 as Senior Manager, Accounting, and has been Corporate Controller of the company since March 2018. Previously, he served as Senior Director, Accounting, from November 2014 to March 2018. Prior to joining the company, he served as Vice President, Finance of Verdiem Corporation, a privately held technology company, from September 2011 to November 2013. Mr. Wold was previously Senior Manager at the accounting firm of KPMG LLP and is a certified public accountant in the State of Washington.

Item 5.07.	Submission of Matters to a Vote of Security Holders
Weyerhaeuser Company’s Annual Meeting of Shareholders was held on May 17, 2019. Proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, to vote on the following three items of business:
Proposal 1. Shareholders re-elected for one-year terms of service to the board of directors the following director nominees: Mark A. Emmert, Rick R. Holley, Sara Grootwassink Lewis, Nicole W. Piasecki, Marc F. Racicot, Lawrence A. Selzer, D. Michael Steuert, Devin W. Stockfish, Kim Williams and Charles R. Williamson. The final vote results were as follows:

Nominee	Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
Mark A. Emmert	563,114,612	9,374,842	863,081	103,179,480
Rick R. Holley	564,066,368	8,338,494	947,673	103,179,480
Sara Grootwassink Lewis	567,112,723	5,286,050	953,762	103,179,480
Nicole W. Piasecki	553,021,752	19,477,632	853,151	103,179,480
Marc F. Racicot	566,950,060	5,533,500	868,975	103,179,480
Lawrence A. Selzer	563,785,987	8,707,816	858,732	103,179,480
D. Michael Steuert	560,262,020	12,168,772	921,743	103,179,480
Devin W. Stockfish	567,075,235	5,427,055	850,245	103,179,480
Kim Williams	562,731,903	9,742,259	878,373	103,179,480
Charles R. Williamson	555,131,747	17,113,598	1,107,190	103,179,480

Proposal 2. Shareholders approved, on an advisory and non-binding basis, the compensation of the company's named executive officers as disclosed in the company's definitive proxy materials. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
426,005,243	144,806,574	2,540,718	103,179,480

Proposal 3. Shareholders ratified, on an advisory and non-binding basis, the selection and appointment of KPMG LLP as the company’s independent registered public accounting firm for 2019. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
666,187,169	8,985,969	1,358,877	-0-
Weyerhaeuser’s next annual meeting of shareholders is scheduled for May 15, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 17, 2019